Exhibit 10.7

Execution Version
FIRST AMENDMENT TO PRODUCT SUPPLY AGREEMENT
This FIRST AMENDMENT TO PRODUCT SUPPLY AGREEMENT (this “Amendment”) is dated as of the 22nd day of December, 2014, to be effective as of October 15, 2014, by and among (a) Western Refining Southwest, Inc., an Arizona corporation (“WRSW”), and Western Refining Company, L.P., a Delaware limited partnership (“WRCLP”), and (b) Western Refining Wholesale, LLC, a Delaware limited liability company (“Buyer”). WRSW and WRCLP are individually and collectively referred to as “Seller” and shall be jointly and severally liable for the obligations of Seller contained herein and, except as otherwise expressly contemplated in this Amendment, shall be treated for all purposes contained in this Amendment as a single Party. Seller and Buyer are individually referred to herein as “Party” and collectively as the “Parties”.
Recitals:
WHEREAS, Buyer and Seller entered into that certain Product Supply Agreement, dated as of October 15, 2014 (the “Supply Agreement”); and
WHEREAS, Buyer and Seller desire to amend the Supply Agreement as set forth herein;
NOW, THEREFORE, in consideration of the premises and the representations, warranties and covenants contained herein, the sufficiency of which is hereby acknowledged, the Parties agree as follows:

1.
Recitals; Definitions. The recitals set forth above are true and correct and are incorporated herein by this reference. Capitalized terms used herein and not otherwise defined shall have the meaning set forth in the Supply Agreement.

2.	Amendment.

(a)	Section 3.6 of the Supply Agreement is deleted in its entirety and replaced with the language set forth below:

(a)
In any Month where the Average Margin of Non-Delivered Rack Sales (stated as $ per gallon) is less than two and onehalf cents per gallon ($0.025) (a “Shortfall Month”), Seller will pay to Buyer an amount equal to the product of (i) the Average Margin Shortfall for such Shortfall Month and (ii) the amount (in gallons) of the Buyer’s NonDelivered Rack Sales during such Shortfall Month (each a “Margin Shortfall Payment”); provided that the terms of Buyer’s Non-Delivered Rack Sales for such Margin Shortfall Month are commercially reasonable given the circumstances. Such amount shall be due within fifteen (15) Days after the last Day of such Shortfall Month.

(b)	For purposes of the foregoing:

(i)
“Aggregate Margin of Non-Delivered Rack Sales” means, for any Month, an amount equal to the difference between (A) the aggregate net sales proceeds received by Buyer for Non-Delivered Rack Sales during such Month and (B) the aggregate price paid by Buyer hereunder for Products sold as Non-Delivered Rack Sales during such Month.

(ii)
“Average Margin of Non-Delivered Rack Sales” means, for any Month, an amount (stated as $ per gallon) equal to (A) the Aggregate Margin of NonDelivered Rack Sales for such Month divided by (B) the aggregate number of gallons of Products sold as Non-Delivered Rack Sales during such Month.

(iii)
“Average Margin Shortfall” means, for any Shortfall Month, an amount (stated as $ per gallon) equal to the amount by which (A) the Average Margin of Non-Delivered Rack Sales for such Shortfall Month is less than (B) two and one-half cents ($0.025) per gallon.

(b)	Exhibit E to the Supply Agreement is deleted in its entirety such that it is no longer of any further force or effect.

3.
References. All references to the Supply Agreement in any document, instrument, agreement or writing delivered in connection with, or pursuant to, the Supply Agreement (as amended hereby) shall hereafter be deemed to refer to the Supply Agreement as amended hereby.

4.	Other Provisions. The provisions of Article VII of the Supply Agreement are incorporated herein by this reference as if set out fully herein and shall apply in all respects to this Amendment.

5.
Ratification. The terms and conditions of the Supply Agreement, as amended hereby, are hereby ratified, confirmed and approved in their entirety by Buyer and Seller, shall continue in full force and effect and are enforceable in accordance therewith.

[Remainder of page intentionally left blank; Signature page follows.]

IN WITNESS WHEREOF, the Parties have executed this Amendment as of the date first above written.

WESTERN REFINING SOUTHWEST, INC.
By:	/s/ MARK J. SMITH
Name:	Mark J. Smith
Title:	President - Refining and Marketing

WESTERN REFINING COMPANY, L.P.

By:	/s/ MARK J. SMITH
Name:	Mark J. Smith
Title:	President - Refining and Marketing

WESTERN REFINING, WHOLESALE, LLC

By:	/s/ MATTHEW L. YODER
Name:	Matthew L. Yoder
Title:	Senior Vice President - Administration and Assistant Secretary

[Signature page to First Amendment to Product Supply Agreement]